WEITZ SERIES FUND, INC.

Value Fund

Q U A R T E R L Y

R E P O R T

December 31, 2002

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WVALX

WEITZ SERIES FUND, INC. — VALUE FUND
Performance Since Inception

A long-term perspective on the Value Fund’s performance is shown below. The table below shows how an investment of $25,000 in the Value Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Fund for the one, five and ten year periods ended December 31, 2002, calculated in accordance with SEC standardized formulas.

Period Ended	Value of Initial $25,000 Investment	Value of Cumulative Capital Gain Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares	Annual Rate of Return

May 9, 1986	$25,000	$—	$—	25,000	—%
Dec. 31, 1986	25,863	—	—	25,863	3.5	†
Dec. 31, 1987	24,253	264	1,205	25,722	-0.5
Dec. 31, 1988	27,430	299	2,223	29,952	16.5
Dec. 31, 1989	30,763	2,103	3,701	36,567	22.1
Dec. 31, 1990	28,040	2,112	4,500	34,652	-5.2
Dec. 31, 1991	33,940	3,811	6,475	44,226	27.6
Dec. 31, 1992	36,350	6,019	7,884	50,253	13.6
Dec. 31, 1993	42,010	9,114	9,199	60,323	20.0
Dec. 31, 1994	36,075	10,414	7,899	54,388	-9.8
Dec. 31, 1995	45,955	17,447	11,855	75,257	38.4
Dec. 31, 1996	51,478	24,054	13,792	89,324	18.7
Dec. 31, 1997	62,878	42,824	18,398	124,100	38.9
Dec. 31, 1998	72,675	65,163	22,181	160,019	28.9
Dec. 31, 1999	82,700	83,540	27,328	193,568	21.0
Dec. 31, 2000	88,050	111,282	32,221	231,553	19.6
Dec. 31, 2001	85,725	112,599	33,781	232,105	0.2
Dec. 31, 2002	69,800	93,753	28,852	192,405	-17.1

The Fund’s average annual total return for the one, five and ten year periods ending December 31, 2002, was
-17.1%, 9.2% and 14.4%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $81,994, and the total amount of income distributions reinvested was $19,751. This information represents past performance of the Value Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†     Return is for the period 5/9/86 through 12/31/86

2

WEITZ SERIES FUND, INC. - VALUE FUND
December 31, 2002 — Quarterly Report

January 12, 2003

Dear Fellow Shareholder:

        In spite of a strong 4th quarter (+11.4%), we finished calendar 2002 down 17.1%. This compares to
-22.1% for the S&P 500. During the bear market of the past 3 years, we have virtually broken even (down less than 1% on a cumulative basis) while the S&P is -38% and the Nasdaq is -67%. Reporting red ink is disappointing, but I feel very good about the fact that our capital has remained intact during the worst bear market since 1973-74 (and in some ways, since the 1930’s).

        Over the life of the Value Fund, our cumulative gain is +669.6%, or 13.0% per year, while the S&P is up 463.5% or 10.9% per year. The table below shows performance of the Fund for various intervals over the past 10 years compared to the S&P 500 (our primary benchmark), the Russell 2000 (small companies), the Nasdaq Composite (a proxy for technology stocks), and our peer group of mutual funds (according to Lipper Analytical Services). (All numbers assume reinvestment of dividends and are calculated after deducting all expenses except the 10-year Nasdaq number for which reinvested dividend information was not available.)

	Average Annual Total Returns
	1-Year	3-Years	5-Years	10-Years

Weitz Value Fund	-17.1%	-0.2%	9.2%	14.4%
S&P 500	-22.1	-14.5	-0.6	9.3
Russell 2000	-20.5	-7.5	-1.4	7.2
Nasdaq	-31.3	-30.8	-2.9	7.0
Average Growth and Income Fund*	-20.5	-8.9	-0.6	8.5

*	Source: Lipper Analytical Services.

Reviewing Our Investment Approach

        In difficult times, it is natural for investors to recheck their assumptions about how the investment world works and who they have selected to manage their money. Our approach to investing has been consistent over the years, and long-time clients may be weary of our discussions of ‘buying at a discount to underlying business value,’ ‘keeping a patient, long-term perspective,’ and ‘insisting on a margin of safety.’ For those who would like a little more detail on our investment process and approach to managing risk, the enclosed interview from the December, 2002 Wall Street Transcript* may be helpful. It is a clearer and more complete discussion of how we invest than most interviews. It also includes status reports on some of our more controversial investments.

3

Portfolio Outlook—Another Reason for Optimism (Long Term)

        Our last letter was written in early October when the economic outlook was very uncertain and the stock market was collapsing. We sounded an optimistic note because the prices of many of our stocks were absurdly low. Before the ink was dry on the letter, the market began to rally and several of our stocks rebounded 20% or more from their lows.

        Three months later, the economic outlook is still very murky, we may be heading into a war with Iraq, and stock prices in general have risen considerably. There are still plenty of things to worry about, and this is not a prediction that we have started a new bull market. (We may have, but we won’t know that until long after the market bottoms.)

        What does seem worth noting, though, is that while businesses of all stripes have been wrestling with a weak economy, higher costs, and threats of terrorism, they have not been sitting idly by, waiting for it all to be over. Companies have been forced to cut costs, repair their balance sheets, rethink capital projects, and work to improve their competitive positions. Strong companies have been able to buy great assets at bargain prices. In short, while we cannot know when business will improve, there are reasons to believe that some companies will come out of this period with surprisingly improved earning power. (Others will be weakened by the trauma, and we are trying to make sure we don’t own those.)

        One of the prime beneficiaries of recent events is Berkshire Hathaway. Tens of billions of insurance industry losses from 9/11 left industry capital depleted and allowed for dramatically higher premiums. This should lead to large underwriting profits and provide new “float” for Warren Buffett to invest. On the investment side, Warren has been able to buy billions of dollars worth of bargain-priced securities, primarily distressed debt, and real assets like natural gas pipelines. As a result, we would expect significant increases in earnings and asset values at Berkshire over the next few years.

        Host Marriott and Hilton have been able to take advantage of “motivated sellers” of great hotel assets, and the supply of new luxury hotel rooms should not increase materially over the next 2-3 years because developers have been unable to get financing for new projects for the past two years. This should give the strong players significant pricing power when the travel market finally improves.

        This is not to say that any of our companies welcome these economic stresses, but the strong may well come out of this period even stronger. So, if the value of a business is the present value of its future discretionary cash flows (which we believe), then the underlying values of these companies can actually grow during a recession. This has nothing to do with short-term stock prices—they may very well go lower before the bear market is over, but it does give us some comfort while we wait for the turn.

4

Shareholder Information Meeting—Tuesday, May 27th

        Every year we meet with shareholders to talk about investing and to answer questions. This year’s meeting will be on Tuesday, May 27th at 4:30 at the Scott Conference Center in Omaha. Please mark your calendars and plan to be with us.

        In the meantime, if you have questions about the Value Fund, or about any of our other funds, please feel free to call our client service representatives.

Sincerely,

Wallace R. Weitz Portfolio Manager

* In this letter, Wally refers to a recent interview with The Wall Street Transcript. It was mailed to shareholders with this quarterly report, and copies are available on our web site or by calling one of our client service representatives.

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

5

WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities December 31, 2002 (Unaudited)

Shares or units
		Cost	Value

	COMMON STOCKS — 87.1%
	Advertising and Marketing — 0.6%
848,000	Interpublic Group of Companies, Inc. (a)	$11,040,386	$11,939,840
250,000	Valassis Communications, Inc.*	2,373,937	7,357,500

		13,414,323	19,297,340

	Auto Services — 0.0%
6,100	Insurance Auto Auctions, Inc.*	61,381	101,199

	Banking — 10.6%
2,011,800	Greenpoint Financial Corp.	43,297,523	90,893,124
3,976,995	U.S. Bancorp	66,886,444	84,391,834
4,873,903	Washington Mutual, Inc.	111,499,426	168,295,870

		221,683,393	343,580,828

	Cable Television — 7.4%
12,121,733	Adelphia Communications Corp. CL A*#	1,697,043	1,030,347
19,803,609	Charter Communications, Inc. CL A*†	171,191,542	23,368,259
7,174,500	Comcast Corp.- Special CL A*	193,769,704	162,071,955
4,280,575	Insight Communications Co.*†	73,581,624	52,993,518

		440,239,913	239,464,079

	Consumer Products and Services — 1.4%
5,969,900	Six Flags, Inc.*†	101,553,664	34,088,129
504,000	Waste Management, Inc.	11,447,764	11,551,680

		113,001,428	45,639,809

	Financial Services — 7.0%
817	Berkshire Hathaway, Inc. CL A*	39,448,343	59,436,750
66,917	Berkshire Hathaway, Inc. CL B*	129,904,211	162,139,891
100,000	Fannie Mae	6,691,435	6,433,000
2,100,000	Imperial Credit Industries, Inc.*	81,900	8,400

		176,125,889	228,018,041

6

WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities, Continued

Shares or units
		Cost	Value

	Information and Data Processing— 0.0%
134,135	Intelligent Systems Corp.*	$283,821	$221,323

	Loding and Gaming — 9.4%
1,292,100	Extended Stay America, Inc.*	13,470,384	19,058,475
9,340,200	Hilton Hotels Corp.	88,229,533	118,713,942
19,650,500	Park Place Entertainment Corp.*†	186,190,956	165,064,200

		287,960,873	302,836,617

	Media and Entertainment— 11.0%
183,118	Gabelli Global Multimedia Trust, Inc.*	1,775,506	1,171,955
25,681,100	Liberty Media Corp. A*	306,007,115	229,589,034
172,000	Washington Post Co. CL B	87,548,000	126,936,000

		395,330,621	357,696,989

	Mortgage Banking— 4.0%
2,476,800	Countrywide Financial Corp.*†	69,214,309	127,926,720

	Printing Services— 0.3%
4,518,600	Mail-Well, Inc.*†	43,862,020	11,296,500

	Real Estate and Construction — 3.2%
3,793,000	Catellus Development Corp.*	49,420,360	75,291,050
818,400	Forest City Enterprises, Inc. CL A	11,075,278	27,293,640

		60,495,638	102,584,690

7

WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities, Continued

Shares or units
		Cost	Value

	Real Estate Investment Trusts — 13.2%
3,070,605	Archstone-Smith Trust	$71,502,805	$72,282,042
284,700	Avalonbay Communities, Inc.	13,086,298	11,143,158
826,900	Capital Automotive REIT	11,195,802	19,597,530
491,800	Hanover Capital Mortgage Holdings, Inc.†	4,239,198	3,462,272
15,371,600	Host Marriott Corp.*†	131,980,001	136,038,660
314,025	Medical Office Properties, Inc.**#	6,264,799	3,140,250
1,337,980	Newcastle Investment Holdings Corp.†#	23,904,479	24,083,640
1,946,900	NovaStar Financial, Inc.†	13,528,371	60,412,307
1,558,217	Redwood Trust, Inc.†	34,754,430	43,162,611
1,407,000	Vornado Realty Trust	55,280,043	52,340,400

		365,736,226	425,662,870

	Restaurants — 0.0%
41,300	Papa John’s International, Inc.*	1,085,182	1,151,444

	Retail — 3.1%
200,000	Costco Wholesale Corp.*(a)	5,499,900	5,612,000
4,005,900	Safeway, Inc.*	148,799,314	93,577,824

		154,299,214	99,189,824

	Telecommunications — 14.9%
2,000,000	Alltel Corp.	107,648,731	102,000,000
906,400	Centennial Communications Corp.*	3,379,983	2,365,704
15,186,000	Citizens Communications Co.* †	174,044,366	160,212,300
24,273,000	Qwest Communications International, Inc.*	271,819,527	121,365,000
1,638,000	Sprint Corp.	31,122,000	23,718,240
1,532,400	Telephone and Data Systems, Inc.	79,665,657	72,053,448
38,100	United States Cellular Corp.*	1,794,528	953,262

		669,474,792	482,667,954

8

WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities, Continued

Shares or units
		Cost	Value

	Utilities — 1.0%
3,119,200	Westar Energy, Inc.	$67,776,099	$30,880,080

	Total Common Stocks	3,080,045,122	2,818,216,307

	NON-CONVERTIBLE PREFERRED STOCKS — 0.0%
15,000	Crown American Realty Trust 11.0% Pfd. Series A	651,000	830,250
30,000	Prime Retail, Inc. 10.5% Pfd. Series A*	645,000	240,000

	Total Non-Convertible Preferred Stocks	1,296,000	1,070,250

Face amount

	CORPORATE BONDS — 0.4%
$750,000	Local Financial Corp. 11.0% 9/08/04	750,000	774,375
17,000,000	Charter Communications, Inc. Convertible 5.75% 10/15/05	8,298,559	3,740,000
5,000,000	Charter Communications, Inc. 8.25% 4/01/07	3,120,931	2,250,000
5,000,000	Charter Communications, Inc. 10.75% 10/01/09	3,348,722	2,287,500
5,000,000	Telephone and Data Systems, Inc. 9.25% 2/10/25	5,196,995	5,453,010

	Total Corporate Bonds	20,715,207	14,504,885

	U.S. GOVERNMENT AND AGENCY SECURITIES — 3.4%
100,000,000	Federal Home Loan Bank 4.125% 11/15/04	99,617,047	104,263,000
3,000,000	Federal Home Loan Bank 6.04% 9/08/05	3,000,000	3,312,066
1,000,000	Federal Home Loan Bank 6.44% 11/28/05	1,000,514	1,119,524

	Total U.S. Government and Agency Securities	103,617,561	108,694,590

9

WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities, Continued

Face amount
		Cost	Value

	SHORT-TERM SECURITIES — 8.9%
$50,944,473	Milestone Treasury Obligations Portfolio	$50,944,473	$50,944,473
74,882,323	Wells Fargo Government Money Market Fund	74,882,323	74,882,323
133,000,000	Federal Home Loan Bank Discount Notes
	due 1/29/03 to 2/05/03	132,864,077	132,877,940
30,000,000	Federal Farm Credit Bank Discount Note 2/05/03	29,963,542	29,966,280

	Total Short-Term Securities	288,654,415	288,671,016

	Total Investments in Securities	$3,494,328,305	3,231,157,048

	Total Options Written — 0.0%		(890,000)
	Other Assets Less Liabilities — 0.2%		5,646,895

	Total Net Assets — 100%		$3,235,913,943

	Net Asset Value Per Share		$27.92

No. of contracts
		Expiration date/ Strike price	Value

	OPTIONS WRITTEN
	Covered Call Options — 0.0%
4,000	Interpublic Group of Companies, Inc.	January 2003/15	$(120,000)
1,000	Costco Wholesale Corp.*	April 2003/27.50	(275,000)
1,000	Costco Wholesale Corp.*	April 2003/30	(165,000)

			(560,000)

	Put Options — 0.0%
1,000	Costco Wholesale Corp.*	April 2003/25	(115,000)
1,000	Costco Wholesale Corp.*	April 2003/27.50	(215,000)

	Total Options Written		(330,000)

	(premiums received $1,827,808)		$(890,000)

*	Non-income producing

†	Non-controlled affiliate

#	Restricted and/or illiquid security

(a)	Fully or partially pledged as collateral on outstanding written call options

10

(This page has been left blank intentionally) 11

Board of Directors

   Lorraine Chang
   John W. Hancock
   Richard D. Holland
   Thomas R. Pansing, Jr.
   Delmer L. Toebben
   Wallace R. Weitz

Officers

   Wallace R. Weitz, President
   Mary K. Beerling, Vice-President & Secretary
   Linda L. Lawson, Vice-President

Investment Adviser

   Wallace R. Weitz & Company

Distributor

   Weitz Securities, Inc.

Custodian

   Wells Fargo Bank Minnesota,
   National Association

Transfer Agent and Dividend Paying Agent

   Wallace R. Weitz & Company

Sub-Transfer Agent

   National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

1/24/03